CONTRACT OF SALE

THIS CONTRACT OF SALE is made by K&D EQUITY INVESTMENTS, INC. , a Texas corporation (herein referred to as “K&D”), and BRIGHTON OIL & GAS, INC., a Nevada corporation, (herein referred to as BRIGHTON).

RECITALS

K&D is the owner of record title to certain interests oil, gas and/or mineral leases located in Throckmorton county as herein described (The Leases”) more fully described in Exhibit “A”. K&D wishes to sell any and all right, title and interest in and to The Leases and BRIGHTON wishes to purchase any and all right, title and interest of K&D in and to The Leases.

PURCHASE AND SALE

K&D agrees to sell and agrees to convey and BRIGHTON agrees to purchase and to pay for The Leases.

PURCHASE PRICE AND ALLOCATION

The total purchase price for the Property is 50,000,000 shares of BRIGHTON

NEGATIONS OF WARRANTS

BRIGHTON AGREES THAT K&D HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRSENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE OF, AS TO CONCERNING OR WITH RESPECT TO AS THE VALUE, NATURE, QUALITY OR CONDITION OF THE LEASES, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY; (B) THE INCOME TO BE DERIVED FROM THE LEASES; (C) THE SUITABILITY OF THE LEASES FOR ANY AND ALL ACTIVITIES AND USES WHICH BRIGHTON MAY CONDUCT THEREON; (D) THE COMPLIANCE OF OR BY THE LEASES OR ITS OPERATION WITH ANY LAWS, RULES ORDIANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSES OF THE LEASES; (F) THE HABITABILITY MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE LEASES; (G) THE MANNER, QUALITY, STAE OF REPAIR OR LACK OF REPAIR OF THE LEASES; OR (H) ANY OTHER MATTER WITH RESPECT TO THE LEASES, AND SPECIFICALLY, THAT K&D HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY RESPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING SOLID WASTE, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 30 C.F.R. PART 261, OR THE DISPOSAL OR EXISTENCE IN OR ON THE LEASES, OF ANY HAZARDOUS SUBSTANCES, AS DEFINED BY THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, AND REGULATIONS PROMULGATED THEREUNDER. BRIGHTON FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE LEASES, BRIGHTON IS RELYING SOLEY ON ITS OWN INVESTIGATION OF THE LEASES AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY K&D. BRIGHTON FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE LEASES WAS OBTAINED FROM A VARIETY OF SOURCES AND THE K&D HAS NOT MADE ANY INDEPENDENT INVESTGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLEMENTS OF SUCH INFORMATION. K&D IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATION OR INFORMATION PERTAINING TO THE LEASES OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE LEASES AS PROVIDED OR HEREIN IS MADE ON AN AS IS AND WHERE IS CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE HAS BEEN ADJUSTED BY PRIOR NEGOTIATIONS TO REFLECT THAT ALL THE LEASES IS SOLD BY K&D AND PURCHASED BY BRIGHTON OIL & GAS, INC. SUBJECT TO THE FOREGOING. BY BRIGHTON ACCEPTANCE OF THIS AGREEMENT, BRIGHTON ACKNOWLEDGES THIS AGREEMENT IS SUBJECT TO ALL OF THE FORGOING CONDITIONS.

ASSIGNMENT

The sale and transfer of The Leases from K&D to BRIGHTON shall be as set forth in Exhibit “B” attached hereto and incorporated herein by reference for all purposes.

MISCELLANEOUS PROVISIONS

Survival of Covenants Any of the representations, warranties, covenants, and Agreements of the parties, as well as any rights and benefits of the parties, pertaining to a period of time following the closing of the transactions contemplated herby shall survive the closing and shall not be merged therein.

Texas Law to Apply This agreement shall be construed under and in accordance with the laws of the State of Texas, and all obligations of the parties created hereunder are performable in Wichita County, Texas.

Parties Bound This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, K&D and assigns where permitted by this Agreement.

Legal Construction In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if the invalid, illegal, or unenforceable provision had never been contained herein.

Prior Agreements Superseded This Agreement constitutes the sole and only Agreement of the parties and superseded any prior understandings or written or oral agreements among the parties respecting the within subject matter.

Time of Essence Time is of the essence in this Agreement.

EXECUTED and EFFECTIVE this 19th day of October, 2007.

K&D EQUITY INVESTMENTS, INC., a
Texas Corporation

By:/s/ Jeff Joyce
Jeff Joyce, President

BRIGHTON Oil & GAS, INC., a
Nevada Corporation

By:/s/ Charles Stidham
Charles Stidham, President